Exhibit 5

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, CIT Capital Trust I Securities-Backed Series 2003-9
*CUSIP:  21988G247   Class  A-1
         21988GCN4   Class  A-2A
         21988GCP9   Class  A-2B

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending August 15, 2003.

INTEREST ACCOUNT

Balance as of April 1, 2003 .................................              $0.00
         Scheduled Income received on securities ............        $962,500.00
         Unscheduled Income received on securities ..........              $0.00

LESS:
         Distribution to Class A-1 Holders ..................       -$628,125.00
         Distribution to Class A-2A Holders .................        -$88,402.78
         Distribution to Class A-2B Holders .................             -$0.00
         Distribution to Depositor ..........................       -$245,972.22
         Distribution to Trustee ............................             -$0.00
Balance as of August 15, 2003 ...............................              $0.00

PRINCIPAL ACCOUNT

Balance as of April 1, 2003 .................................              $0.00
         Scheduled Principal received on securities .........              $0.00

LESS:
         Distribution to Holders ............................             -$0.00
Balance as of August 15, 2003 ...............................              $0.00

                UNDERLYING SECURITIES HELD AS OF August 15, 2003

          Principal
            Amount                        Title of Security
         -----------                      -----------------
         $25,000,000        CIT Capital Trust I, 7.70% Preferred Capital
                            Securities due February 15, 2027
                            *CUSIP:  125563AC0

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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